Exhibit 99.2

PLYMOUTH INDUSTRIAL REIT INC.

Overview to Unaudited Pro Forma Condensed Consolidated Financial Statements

The accompanying unaudited pro forma condensed consolidated financial statements have been derived from the historical condensed consolidated financial statements of the Company. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2020 is presented to reflect adjustments to the Company’s historical balance sheet as if the Company’s Ohio Properties acquisition was completed on September 30, 2020. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2020 and for the year ended December 31, 2019 are presented as if the Ohio Properties acquisition was completed on the first day of the period presented.

The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with (i) our historical unaudited condensed consolidated financial statements as of September 30, 2020 and for the nine months ended September 30, 2020 and (ii) our consolidated financial statements for the twelve months ended December 31, 2019 in our Annual Report on Form 10-K for the year ended December 31, 2019.

The Company has based the unaudited pro forma adjustments on available information and assumptions that it believes are reasonable. The following unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of what the Company’s actual financial position would have been as of September 30, 2020 assuming the Ohio Properties acquisition had been completed on September 30, 2020, what actual results of operations would have been for the nine months ended September 30, 2020 and the year ended December 31, 2019 assuming the Ohio Properties acquisition was completed on the first day of the period presented, and are not indicative of future results of operations or financial condition and should not be viewed as indicative of future results of operations or financial condition.

Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2020
(Unaudited and in thousands)

	Plymouth
	Industrial	Ohio	Company
	REIT, Inc	Properties	Pro Forma
	(A)	(B)

Assets
Real estate properties	$786,425	$95,239	$881,664
Less accumulated depreciation	(89,059)	—	(89,059)
Real estate properties, net	697,366		792,605

Cash	15,352	(5,239)	10,113
Cash held in escrow	10,026	—	10,026
Restricted cash	4,265	—	4,265
Deferred lease intangibles, net	58,693	—	58,693
Other assets	21,122	—	21,122
Total assets	806,824	90,000	896,824

Liabilities, Preferred stock and Equity
Liabilities:
Secured debt, net	411,003	—	411,003
Borrowings under line of credit	—	90,000	90,000
Accounts payable, accrued expenses and other liabilities	45,491	—	45,491
Deferred lease intangibles, net	9,060	—	9,060
Total liabilities	465,554	90,000	555,554

Preferred stock Series A	48,868	—	48,868
Preferred stock Series B	85,355	—	85,355

Equity:
Common stock	247	—	247
Additional paid in capital	364,560	—	364,560
Accumulated deficit	(159,739)	—	(159,739)
Total stockholders' equity	205,068	—	205,068
Non-controlling Interest	1,979	—	1,979
Total equity	207,047	—	207,047

Total liabilities, preferred stock and equity	$806,824	$90,000	$896,824

Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2020
(Unaudited and in thousands except for share and per share amounts)

	Plymouth Industrial REIT, Inc.	Ohio Properties	Company Pro Forma Adjustments		Company Pro Forma
	(A)	(B)

Revenues:
Rental revenue	$79,884	$7,236	$65	(C)	$87,185
Total revenues	79,884	7,236	65		87,185

Operating expenses:
Property	28,101	1,673	—		29,774
Depreciation and amortization	41,602	—	6,020	(D)	47,622
General and administrative	7,378	73	—		7,451
Total Operating expenses	77,081	1,746	6,020		84,847

Other income (expense):
Interest expense	(14,309)	—	(1,624	)(D)	(15,933)
Impairment on real estate lease	(311)	—	—		(311)
Unrealized appreciation / (depreciation) of warrants	(103)	—	—		(103)
Total other expenses, net	(14,723)	—	(1,624)		(16,347)

Net income (loss)	(11,920)	5,490	(7,579)		(14,009)
Net income (loss) attributable to non-controlling interest	(584)	—	(101	)(E)	(685)
Net income (loss) attributable to Plymouth Industrial REIT, Inc.	(11,336)	5,490	(7,478)		(13,324)
Less: Preferred stock dividends	4,839	—	—		4,839
Less: Series B preferred stock accretion to redemption value	5,562	—	—		5,562
Less: amount allocated to participating securities	144	—	—		144
Net income (loss) attributable to common stockholders	(21,881)	5,490	(7,478)		(23,869)

Net income (loss) per share attributable to common stockholders	$(1.35)				$(1.47)
Weighted-average common shares outstanding basic and diluted	16,232,420				16,232,420

Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2019
(Unaudited and in thousands except for share and per share amounts)

	Plymouth Industrial REIT, Inc.	Ohio Properties	Company Pro Forma Adjustments		Company Pro Forma
	(A)	(B)

Revenues:
Rental revenue	$75,290	$9,268	$138	(C)	$84,696
Total revenues	75,290	9,268	138		84,696

Operating expenses:
Property	27,237	2,295	—		29,532
Depreciation and amortization	37,381	—	8,027	(D)	45,408
General and administrative	7,481	101	—		7,582
Total Operating expenses	72,099	2,396	8,207		82,522

Other income (expense):
Interest expense	(14,948)	—	(3,424	)(D)	(18,372)
Unrealized appreciation / (depreciation) of warrants	(181)	—	—		(181)
Total other expenses, net	(15,129)	—	(3,424)		(18,553)

Net income (loss)	(11,938)	6,872	(11,313)		(16,379)
Net income (loss) attributable to non-controlling interest	(1,518)	—	(542	)(E)	(2,060)
Net income (loss) attributable to Plymouth Industrial REIT, Inc.	(10,420)	6,872	(10,771)		(14,319)
Less: Preferred stock dividends	6,263	—	—		6,263
Less: Series B preferred stock accretion to redemption value	7,601	—	—		7,601
Less: amount allocated to participating securities	239	—	—		239
Net income (loss) attributable to common stockholders	(24,523)	6,872	(10,771)		(28,422)

Net income (loss) per share attributable to common stockholders	$(2.88)				$(3.34)
Weighted-average common shares outstanding basic and diluted	8,503,375				8,503,375

Plymouth Industrial REIT, Inc.

Notes to Unaudited Pro Forma

Condensed Consolidated Financial Statements

(dollars in thousands)

1. Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2020

(A) Reflects the historical Condensed Consolidated Balance Sheet of Plymouth Industrial REIT, Inc. as of September 30, 2020.

(B) Reflects the $95,239 acquisition of Ohio Properties as if the acquisition was completed on September 30, 2020. The pro forma adjustments do not include an allocation of the purchase price to reflect the intangible components of the acquisition or for the value of a right-of-use asset and liability related to the ground leases as this evaluation is in process and will be reflected in future filings of actual results. The allocation of purchase price to reflect the intangible components of the acquisition and the right-of-use asset and liability related to the ground leases are not expected to have a material impact on the pro forma.

2. Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2020

(A) Reflects the historical Condensed Consolidated Statement of Operations of Plymouth Industrial REIT, Inc. for the nine months ended September 30, 2020.

(B) Reflects the results of operations related to the acquisition of the Ohio Properties as reflected in the Statements of Revenues and Certain Expenses included herein.

(C) Represents the effect on rental revenue of the acquisition described in Note (B) for non-cash straight line rent adjustments for the nine months ended September 30, 2020.

(D) Reflects the effect of the acquisition described in Note (B) for depreciation and amortization expense and interest expense for the nine months ended September 30, 2020.

(E) Reflects the effect of the acquisition described in Note (B) for net loss attributable to non-controlling interest for the nine months ended September 30, 2020.

3. Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2019

(A) Reflects the historical Condensed Consolidated Statement of Operations of Plymouth Industrial REIT, Inc. for the year ended December 31, 2019.

(B) Reflects the results of operations related to the acquisition of the Ohio Properties as reflected in the Statements of Revenues and Certain Expenses included herein.

(C) Represents the effect on rental revenue of the acquisition described in Note (B) for non-cash straight line rent adjustments for the year ended December 31, 2019.

(D) Reflects the effect of the acquisition described in Note (B) for depreciation and amortization expense and interest expense for the year ended December 31, 2019.

(E) Reflects the effect of the acquisition described in Note (B) for net loss attributable to non-controlling interest for the year ended December 31, 2019.